Other Receivables, Note	12 Months Ended
Dec. 31, 2013
Notes
Other Receivables, Note

NOTE 7 - OTHER RECEIVABLES

On August 30, 2013 the Company entered into a Strategic Partnership Agreement with Talesun Solar USA, Ltd. (“Talesun”) and New Generation Power LLC (“NGP”), as amended on October 23, 2013which includes a commitment from Talesun to grant the Company engineering, procurement and construction contracts (“EPC”) for 18 MW of Talesun Solar PV projects.  NGP granted the Company EPC contracts for a minimum of 147 MW of projects over the next 20 months.  In addition, the Company has agreed to make a $6.5 million loan in solar projects. $2,000,000 was loaned as of December 31, 2013 and the balance is due by March 31, 2014, unless extended by the parties. The loan is collateralized by safe harbored solar panels to be utilized on NGP’s solar projects. NGP contracts with the Company to build the solar projects on a cost plus basis. The loan is to be repaid during the construction phase of the projects.